ADVANCED SERIES TRUST
AST Legg Mason Diversified Growth Portfolio
SUMMARY PROSPECTUS • July 1, 2015
Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can ﬁnd the Portfolio's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Portfolio online at www.prudential.com/variableinsuranceportfolios. You can also get this information at no cost by calling 1-800-346-3778 or by sending an e-mail to: service@prudential.com. The Portfolio’s Prospectus and SAI, both dated July 1, 2015, as supplemented and amended from time to time, and the Portfolio’s most recent shareholder report, dated December 31, 2014 are all hereby incorporated by reference into (legally made a part of) this Summary Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek high risk-adjusted returns compared to its blended index.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.73%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	8.19%
Acquired Fund Fees and Expenses	0.12%
Total Annual Portfolio Operating Expenses	9.29%
Fee Waiver and/or Expense Reimbursement	-8.22%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.07%
(1) The Portfolio commenced operations on November 24, 2014.
(2) The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.07% of the Portfolio’s average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Legg Mason Diversified Growth Portfolio	$109	$1,958	$3,652	$7,290
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 11% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio seeks to meet its investment goals by allocating its assets among a number of different investment strategies implemented by multiple affiliated subadvisers. QS Legg Mason Global Asset Allocation, LLC (“QS LMGAA”), one of the Portfolio’s subadvisers, is responsible for allocating the Portfolio’s assets among the
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strategies and the subadvisers as well as for implementing the Portfolio’s liquidity strategy described below. The Portfolio utilizes a “multi-manager” approach, whereby each subadviser provides day-to-day management of the portion of the Portfolio allocated to it. Each subadviser uses different investment strategies in managing Portfolio assets, acts independently from the others and uses its own methodologies for selecting investments. With the exception of QS Batterymarch Financial Management, Inc., no more than 30% of the Portfolio’s assets will be allocated by QS LMGAA to any single subadviser. QS LMGAA also may invest the Portfolio’s assets in pooled investment vehicles, as described below, in order to gain exposure to particular asset classes.
Over time the Portfolio’s assets may be allocated to the following subadvisers to be managed in the strategies listed below:
Subadviser	Strategy
QS Batterymarch Financial Management, Inc. (“QS Batterymarch”)	QS Batterymarch International Equity Income Strategy
QS Batterymarch US Large Cap Equity Income Strategy
QS Batterymarch US Small Cap Equity Income Strategy
QS Batterymarch Emerging Markets Equity Income Strategy
Brandywine Global Investment Management, LLC (“Brandywine Global”)	Brandywine Dynamic Large Cap Value Strategy Brandywine Global Opportunities Bond Strategy
ClearBridge Investments, LLC (“ClearBridge”)	ClearBridge Aggressive Growth Strategy ClearBridge Small Cap Value Strategy ClearBridge International Value Equity Strategy
Western Asset Management Company/Western Asset Management Company Limited (“Western Asset”)	Western Asset Core Plus Bond Strategy Western Asset High Yield Bond Strategy
The Portfolio allocates, under normal circumstances, approximately 85% of its net assets to equity strategies and 15% of its net assets to fixed income strategies. This mix may vary over shorter time periods under normal circumstances; the equity portion may range between 80- 90% of the Portfolio’s total assets and the fixed income portion between 10-20% of the Portfolio’s total assets. The Portfolio’s equity investments include “common stock” investments in larger, more established companies as well as in small and medium-sized companies in both developed and emerging economies. Up to 40% of the equity portion of the Portfolio may be allocated to investment strategies that are invested primarily in foreign (non-US dollar denominated) equity securities. The fixed income portion of the Portfolio may be allocated among investment grade securities; high yield or “junk” bonds; foreign (non-US dollar denominated) high quality debt securities and emerging market debt securities; and cash reserves. Cash reserves may consist of investments denominated in US-dollar and non US-dollar currencies. The subadvisers seek exposure to the relevant asset classes by investing the Portfolio’s assets in varying combinations of: (i) securities, including, without limitation, common stocks, preferred stocks, and bonds; (ii) other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies and exchange-traded funds (ETFs); and (iii) certain structured notes and financial and derivative instruments, including swap agreements. Derivative instruments of the Portfolio and underlying funds and ETFs may include futures, foreign currency contracts, options, and swaps, such as total return swaps, credit default swaps and interest rate swaps.
The Portfolio’s equity portion also includes an allocation to a liquidity strategy to provide liquid exposure to applicable equity benchmark indices. QS LMGAA will allocate approximately 10% of the Portfolio’s total net assets to the liquidity strategy. The liquidity strategy’s investments may include (i) derivative instruments including, but not limited to, mortgage TBAs (mortgage TBAs are “to-be-announced” mortgage derivatives), swaps, forwards, index futures, other futures contracts and options thereon to provide liquid exposure to the applicable equity benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds in order to satisfy all applicable margin requirements for futures contracts and other liquidity strategy investments and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the 10% allocation due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.

Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Emerging Markets Risk. The risks of non-US investments are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.

High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	QS Legg Mason Global Asset Allocation, LLC	Y. Wayne Lin	Portfolio Manager and Head of Multi-Asset Portfolio Management Strategy	November 2014
		Thomas Picciochi, CAIA	Portfolio Manager and Head of Multi-Asset Portfolio Management and Trading	November 2014
		Ellen Tesler	Portfolio Manager and Member of Multi-Asset Portfolio Management and Trading Team	November 2014
	QS Batterymarch Financial Management, Inc.*	Stephen A. Lanzendorf, CFA	Portfolio Manager and Head of Active Equity Portfolio Management Strategy	November 2014
		Joseph S. Giroux	Portfolio Manager and Member of Active Equity Portfolio Management Team	November 2014
		Luke Manley, CFA	Portfolio Manager and Member of Active Equity Portfolio Management Team	November 2014

Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
		Austin M. Kairnes III	Portfolio Manager and Member of Active Equity Portfolio Management Team	November 2014
	Brandywine Global Investment Management, LLC			November 2014
	ClearBridge Investments, LLC			November 2014
	Western Asset Management Company/ Western Asset Management Company Limited			November 2014
* The Active Equity Portfolio Management Team of QS Batterymarch Financial Management, Inc. (QS Batterymarch) provides management support for the portions of the Portfolio that are managed by QS Batterymarch. Members of the investment team may change from time to time. Mr. Lanzendorf, Mr. Giroux, Mr. Manley and Mr. Kairnes are responsible for the strategic oversight of investments in those portions of the Portfolio that are managed by QS Batterymarch. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the portions of the Portfolio managed by QS Batterymarch comply with the Portfolios investment objective, guidelines and restrictions.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

Notes

Notes

By Mail:	Advanced Series Trust, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102
By Telephone:	1-800-346-3778
On the Internet:	www.prudential.com/variableinsuranceportfolios
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